EXHIBIT 10.2
                                                                    ------------



                                                                  EXECUTION COPY


                           AMENDMENT No. 1 (this "AMENDMENT") dated as of December 19, 2003, to the Credit Agreement dated as of May 29, 2003 (the "CREDIT AGREEMENT"), among INTERLINE BRANDS, INC., a corporation organized under the laws of the State of New Jersey (the "Borrower"), the LENDERS party thereto, CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland and acting through its Cayman Islands branch, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, and JPMORGAN CHASE BANK, a banking corporation organized under the laws of the State of New York, as Syndication Agent (in such capacity, the "SYNDICATION AGENT").


         A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

         B.       The Borrower has requested that the Lenders agree to amend (a)
Section 1.01 of the Credit Agreement to modify the definition of "Applicable Rate" and add certain additional definitions, (b) Section 2.11 of the Credit Agreement and (c) Article IX of the Credit Agreement to insert a new Section 9.02A to the Credit Agreement, in each case pursuant to the terms and conditions set forth herein.

         C. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

         D. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

         (a) by inserting the following definition in the appropriate alphabetical order to read as follows:

                  "AMENDMENT NO. 1 EFFECTIVE DATE" means the date on which Amendment No. 1 to this Agreement shall have become effective following the due satisfaction of the conditions specified in
                  Section 5 thereof.

         (b) by deleting in its entirety clause (a) of the definition of "Applicable Rate" and substituting the following text therefor: "(a) with respect to any Term Loan,

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                                                                               2


(i) 2.50% per annum, in the case of an ABR Loan, or (ii) 3.50% per annum, in the case of a Eurodollar Loan, and"

         SECTION 2. AMENDMENT TO SECTION 2.11. Section 2.11 of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

                  (g) All voluntary prepayments of the Term Loans effected on or prior to the first anniversary of the Amendment No. 1 Effective Date with the proceeds of a substantially concurrent issuance or incurrence of new term loans under this Agreement, as amended, amended and restated, supplemented, waived or otherwise modified from time to time (excluding a refinancing of all the facilities outstanding under this Agreement in connection with another transaction not permitted by this Agreement (as determined prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction)), shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such prepayments if the Applicable Rate (or similar interest rate spread) applicable to such new term loans is or, upon the satisfaction of certain conditions, could be less than the Applicable Rate applicable to the Term Loans on the Amendment No. 1 Effective Date.

         SECTION 3. AMENDMENT TO ARTICLE IX. Article IX of the Credit Agreement is hereby amended by inserting the following text as a new Section 9.02A to the Credit Agreement:

         SECTION 9.02A. AMENDMENT FEES. In the event that this Agreement is amended at any time on or prior to the date that is one year after the Amendment No. 1 Effective Date (excluding for the avoidance of doubt any amendment to this Agreement that becomes effective on the Amendment No. 1 Effective Date) and such amendment to this Agreement reduces or, upon the satisfaction of certain conditions, could have the effect of reducing, the Applicable Rate applicable to the Term Loans on the Amendment No. 1 Effective Date, the Borrower agrees to pay to the Administrative Agent for the account of each Term Loan Lender (whether or not such Term Loan Lender consents to such amendment) a fee in an amount equal to 1.00% of such Lender's Term Loans outstanding on the effective date of such amendment. Notwithstanding Section 9.02 hereof, this Section 9.02A shall not be waived, amended or modified without the written consent of each Term Loan Lender adversely affected thereby.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

         (a) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         (b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the Amendment No. 1 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

         (c) Immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

         SECTION 5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first above written when (a) the Administrative Agent shall have received (i) in the case of the Borrower, a counterpart of this Amendment bearing the signature of the Borrower and (ii) in the case of the Lenders, either (x) counterparts of this Amendment that, when taken together, bear the signatures of all Term Loan Lenders or (y) (A) counterparts of this Amendment that, when taken together, bear the signatures of the Required Lenders and all Term Loan Lenders other than each Term Loan Lender not consenting to and approving this Amendment and (B) evidence satisfactory to the Administrative Agent that all interests, rights and obligations under the Credit Agreement of each Term Loan Lender not consenting to and approving this Amendment shall have been assigned pursuant to Section 9.02(b) of the Credit Agreement and (b) all fees and, to the extent invoiced prior to the date hereof, expenses required to be paid or reimbursed by the Borrower under or in connection with this Amendment or the Credit Agreement shall have been paid or reimbursed, as applicable.

         SECTION 6. CREDIT AGREEMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Syndication Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Amendment No. 1 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby, provided that any reference in the Credit Agreement to the date of the Credit Agreement, as modified hereby, shall in all instances remain as of May 29, 2003, and references in the Credit Agreement to "the date hereof" and "the date of this Agreement," and phrases of similar import, shall in all instances be and continue to refer to May 29, 2003, and not the date of this Amendment. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 7. APPLICABLE LAW; WAIVER OF JURY TRIAL. (A) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         (B) EACH PARTY HERETO AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

         SECTION 8. COUNTERPARTS. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 9. EXPENSES. The Borrower agrees to reimburse the Administrative Agent and the Syndication Agent for their reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent and the Syndication Agent.

         SECTION 10. HEADINGS. The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

         SECTION 11. SEVERABILITY. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                       INTERLINE BRANDS, INC.,

                                             by  /s/ Tom Tossavainen
                                                 ------------------------------
                                                 Name:   Tom Tossavainen
                                                 Title:  Vice President of
                                                         Finance and Treasurer


                                       CREDIT SUISSE FIRST BOSTON, acting
                                       through its Cayman Islands branch,
                                       individually and as Administrative Agent,

                                             by  /s/ Robert Hetu
                                                 ------------------------------
                                                 Name:   Robert Hetu
                                                 Title:  Director

                                             by  /s/ Jay Chall
                                                 ------------------------------
                                                 Name:   Jay Chall
                                                 Title:  Director


                                       JPMORGAN CHASE BANK, individually and as Syndication Agent,

                                             by  /s/ William J. Caggiano
                                                 ------------------------------
                                                 Name:   William J. Caggiano
                                                 Title:  Managing Director

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              American Express Certificate Company
              By: American Express Asset Management Group, Inc.
Institution:  as Collateral Manager
              -------------------------------------------------

         by   /s/ Yvonne Stevens
              -------------------------------------------------
              Name:    Yvonne Stevens
              Title:   Senior Managing Director

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


Institution:  Antares Capital Corporation
              ---------------------------

         by   /s/ David Mahon
              ---------------------------
              Name:    David Mahon
              Title:   Director

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


Institution:  The Bank of New York
              ---------------------------------

         by   /s/ William P. Warren
              ---------------------------------
              Name:    William P. Warren
              Title:   Assistant Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Big Sky Senior Loan Fund, Ltd.
              By: Eaton Vance Management
Institution:      as Investment Advisor
              ---------------------------------

         by   /s/ Scott H. Page
              ---------------------------------
              Name:    Scott H. Page
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Sankaty Advisors, LLC as Collateral
              Manager for Brant Point II CBO
Institution:  2001-1 LTD., as Term Lender
              -----------------------------------

         by   /s/ Diane J. Exter
              -----------------------------------
              Name:    Diane J. Exter
              Title:   Managing Director
                       Portfolio Manager

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              By: Callidus Debt Partners CLO Fund II, Ltd.
              By: Its Collateral Manager,
Institution:  Callidus Capital Management, LLC
              -------------------------------------------

         by   /s/ Mavis Taintor
              -------------------------------------------
              Name:    Mavis Taintor
              Title:   Managing Director

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Sankaty Advisors, LLC as Collateral
              Manager for Castle Hill I - INGOTS,
Institution:  Ltd., as Term Lender
              -----------------------------------

         by   /s/ Diane J. Exter
              -----------------------------------
              Name:    Diane J. Exter
              Title:   Managing Director
                       Portfolio Manager

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Sankaty Advisors, LLC as Collateral
              Manager for Castle Hill III CLO,
Institution:  Limited, as Term Lender
              -----------------------------------

         by   /s/ Diane J. Exter
              -----------------------------------
              Name:    Diane J. Exter
              Title:   Managing Director
                       Portfolio Manager

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Centurion CDO VI, Ltd.
              By: American Express Asset Management Group, Inc.
Institution:  As Collateral Manager
              -------------------------------------------------

         by   /s/ Robin C. Stancil
              -------------------------------------------------
              Name:    Robin C. Stancil
              Title:   Supervisor - Fixed Income

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Constantinus Eaton Vance CDO V, Ltd.
              By: Eaton Vance Management
Institution:      as Investment Advisor
              ------------------------------------

         by   /s/ Scott H. Page
              ------------------------------------
              Name:    Scott H. Page
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Denali Capital LLC, managing member of
              DC Funding Partners, portfolio manager for
Institution:  DENALI CAPITAL CLO I, LTD., or an affiliate
              -------------------------------------------

         by   /s/ John P. Thacker
              -------------------------------------------
              Name:    John P. Thacker
              Title:   Chief Credit Officer

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Denali Capital LLC, managing member of
              DC Funding Partners, portfolio manager for
Institution:  DENALI CAPITAL CLO III, LTD., or an affiliate
              ---------------------------------------------

         by   /s/ John P. Thacker
              ---------------------------------------------
              Name:    John P. Thacker
              Title:   Chief Credit Officer

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Dryden III Leveraged Loan CDO 2002,
              By Prudential Investment Management Inc.,
              As Collateral Manager
              -------------------------------------------

         by   /s/ B. Ross Smead
              -------------------------------------------
              Name:    B. Ross Smead
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Dryden IV - Leveraged Loan CDO 2003,
              By Prudential Investment Management Inc.,
              As Collateral Manager
              -------------------------------------------

         by   /s/ B. Ross Smead
              -------------------------------------------
              Name:    B. Ross Smead
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Eaton Vance CDO III, Ltd.
              By: Eaton Vance Management
Institution:      as Investment Advisor
              ------------------------------------

         by   /s/ Scott H. Page
              ------------------------------------
              Name:    Scott H. Page
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Eaton Vance CDO IV, Ltd.
              By: Eaton Vance Management
Institution:      as Investment Advisor
              ------------------------------------

         by   /s/ Scott H. Page
              ------------------------------------
              Name:    Scott H. Page
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Eaton Vance CDO VI, Ltd.
              By: Eaton Vance Management
Institution:      as Investment Advisor
              ------------------------------------

         by   /s/ Scott H. Page
              ------------------------------------
              Name:    Scott H. Page
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Eaton Vance Institutional Senior Loan Fund
              By: Eaton Vance Management
Institution:      as Investment Advisor
              ------------------------------------------

         by   /s/ Scott H. Page
              ------------------------------------------
              Name:    Scott H. Page
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Eaton Vance
              Limited Duration Income Fund
              By: Eaton Vance Management
Institution:      as Investment Advisor
              ------------------------------------

         by   /s/ Scott H. Page
              ------------------------------------
              Name:    Scott H. Page
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Eaton Vance Senior Income Trust
              By: Eaton Vance Management
Institution:      as Investment Advisor
              ------------------------------------

         by   /s/ Scott H. Page
              ------------------------------------
              Name:    Scott H. Page
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Flagship CLO 2001-1
Institution:  By: Flagship Capital Management, Inc.
              ------------------------------------

         by   /s/ Eric S. Meyer
              ------------------------------------
              Name:    Eric S. Meyer
              Title:   Director

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  Fleet National Bank
              ------------------------------------

         by   /s/ Michael DiSandro
              ------------------------------------
              Name:    Michael DiSandro
              Title:   Director

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  Franklin CLO II, Limited
              ------------------------------------

         by   /s/ Madeline Lam
              ------------------------------------
              Name:    Madeline Lam
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  Franklin CLO III, Limited
              ------------------------------------

         by   /s/ Madeline Lam
              ------------------------------------
              Name:    Madeline Lam
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  Franklin CLO IV, Limited
              ------------------------------------

         by   /s/ Tyler Chan
              ------------------------------------
              Name:    Tyler Chan
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  Franklin Floating Rate Master Series
              ------------------------------------

         by   /s/ Madeline Lam
              ------------------------------------
              Name:    Madeline Lam
              Title:   Asst. Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  Franklin Floating Rate Trust
              ------------------------------------

         by   /s/ Madeline Lam
              ------------------------------------
              Name:    Madeline Lam
              Title:   Asst. Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Franklin Floating Rate
Institution:  Daily Access Fund
              ------------------------------------

         by   /s/ Tyler Chan
              ------------------------------------
              Name:    Tyler Chan
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  GMAC Commercial Finance LLC
              ------------------------------------

         by   /s/ Joel Richards
              ------------------------------------
              Name:    Joel Richards
              Title:   Director

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              GoldenTree Loan Opportunities I, Ltd.
Institution:  By: GoldenTree Asset Management, LP
              ------------------------------------

         by   /s/ Frederick S. Haddad
              ------------------------------------
              Name:    Frederick S. Haddad
              Title:   Portfolio Manager

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              GoldenTree Loan Opportunities II, Ltd.
Institution:  By: GoldenTree Asset Management, LP
              ------------------------------------

         by   /s/ Frederick S. Haddad
              ------------------------------------
              Name:    Frederick S. Haddad
              Title:   Portfolio Manager

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Grayson & Co
              By: Boston Management and Research
Institution:  as Investment Advisor
              ------------------------------------

         by   /s/ Scott H. Page
              ------------------------------------
              Name:    Scott H. Page
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Sankaty Advisors, LLC as Collateral
              Manager for Great Point CLO 1999-1
Institution:  Ltd., as Term Lender
              -----------------------------------

         by   /s/ Diane J. Exter
              -----------------------------------
              Name:    Diane J. Exter
              Title:   Managing Director
                       Portfolio Manager

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  Harbour Town Funding LLC
              -----------------------------------

         by   /s/ Diana M. Himes
              -----------------------------------
              Name:    Diana M. Himes
              Title:   Assistant Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              IDS Life Insurance Company
              By: American Express Asset Management Group, Inc.
Institution:  as Collateral Manager
              ------------------------------------------------

         by   /s/ Yvonne Stevens
              ------------------------------------------------
              Name:    Yvonne Stevens
              Title:   Senior Managing Director

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  KZH CYPRESSTREE-1 LLC
              --------------------------

         by   /s/ Susan Lee
              --------------------------
              Name:    Susan Lee
              Title:   Authorized Agent

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  KZH ING-2 LLC
              --------------------------

         by   /s/ Susan Lee
              --------------------------
              Name:    Susan Lee
              Title:   Authorized Agent

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  KZH STERLING LLC
              --------------------------

         by   /s/ Susan Lee
              --------------------------
              Name:    Susan Lee
              Title:   Authorized Agent

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  LaSalle Bank, N.A., as Custodian
              --------------------------------

         by   /s/ Tim Houghton
              --------------------------------
              Name:    Tim Houghton
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  MAGMA CDO LTD.
              --------------------------------

         by   /s/ Kaitlin Trinh
              --------------------------------
              Name:    Kaitlin Trinh
              Title:   Fund Controller

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  Mariner CDO 2002 Ltd
              --------------------------------

         by   /s/ David Mahon
              --------------------------------
              Name:    David Mahon
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Merrill Lynch Capital, a division of
Institution:  Merrill Lynch Business Financial Services Inc.
              ----------------------------------------------

         by   /s/ Sheila C. Weimer
              ----------------------------------------------
              Name:    Sheila C. Weimer
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  Morgan Stanley Prime Income Trust
              -----------------------------------

         by   /s/ Sheila A. Finnerty
              -----------------------------------
              Name:    Sheila A. Finnerty
              Title:   Executive Director

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  NATEXIS BANQUES POPULAIRES
              -----------------------------------

         by   /s/ William J. Burke
              -----------------------------------
              Name:    William J. Burke
              Title:   Vice President


         by   /s/ Michael J. Storms
              -----------------------------------
              Name:    Michael J. Storms
              Title:   Associate

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              ORIX Business Credit, Inc., a division of
Institution:  ORIX Financial Services, Inc.
              -----------------------------------------

         by   /s/ D. Darby Jones
              -----------------------------------
              Name:    D. Darby Jones
              Title:   V.P.

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Oxford Strategic Income Fund
              By:  Eaton Vance Management
Institution:  as Investment Advisor
              -----------------------------------------

         by   /s/ Scott H. Page
              -----------------------------------
              Name:    Scott H. Page
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


PRESIDENT & FELLOWS OF HARVARD COLLEGE

By:  Regiment Capital Management, LLC
     as its Investment Advisor

By:  Regiment Capital Advisors, LLC
     its Manager and pursuant to delegated authority

By   /s/ Timothy S. Peterson
     --------------------------------------
     Name:    Timothy S. Peterson
     Title:   President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Sankaty Advisors, LLC as Collateral
              Manager for Race Point CLO, Limited,
Institution:  as Term Lender
              -----------------------------------

         by   /s/ Diane J. Exter
              -----------------------------------
              Name:    Diane J. Exter
              Title:   Managing Director
                       Portfolio Manager

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Sankaty Advisors, LLC as Collateral
              Manager for Race Point II CLO,
Institution:  Limited, as Term Lender
              -----------------------------------

         by   /s/ Diane J. Exter
              -----------------------------------
              Name:    Diane J. Exter
              Title:   Managing Director
                       Portfolio Manager

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


REGIMENT CAPITAL, LTD

By:  Regiment Capital Management, LLC
     as its Investment Advisor

By:  Regiment Capital Advisors, LLC
     its Manager and pursuant to delegated authority

By   /s/ Timothy S. Peterson
     --------------------------------------
     Name:    Timothy S. Peterson
     Title:   President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  Sankaty High Yield Partners II, L.P.
              ------------------------------------

         by   /s/ Diane J. Exter
              ------------------------------------
              Name:    Diane J. Exter
              Title:   Managing Director
                       Portfolio Manager

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              Sequils - Centurion V, Ltd.
              By: American Express Asset Management Group, Inc.
Institution:  As Collateral Manager
              -------------------------------------------------

         by   /s/ Robin C. Stancil
              -------------------------------------------------
              Name:    Robin C. Stancil
              Title:   Supervisor - Fixed Income

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              SENIOR DEBT PORTFOLIO
              By:  Boston Management and Research
Institution:  as Investment Advisor
              -----------------------------------------

         by   /s/ Scott H. Page
              -----------------------------------
              Name:    Scott H. Page
              Title:   Vice President

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              VAN KAMPEN
              SENIOR INCOME TRUST
Institution:  By: Van Kampen Investment Advisory Corp.
              -----------------------------------------

         by   /s/ Darvin D. Pierce
              -----------------------------------
              Name:    Darvin D. Pierce
              Title:   Executive Director

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:


              VAN KAMPEN
              SENIOR LOAN FUND
Institution:  By: Van Kampen Investment Advisory Corp.
              -----------------------------------------

         by   /s/ Darvin D. Pierce
              -----------------------------------------
              Name:    Darvin D. Pierce
              Title:   Executive Director

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  WACHOVIA BANK NATIONAL ASSOCIATION
              -----------------------------------

         by   /s/ David L. Driegers
              -----------------------------------
              Name:    David L. Driegers
              Title:   Managing Director

                           SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 19, 2003, TO THE CREDIT AGREEMENT DATED AS OF MAY 29, 2003, AMONG INTERLINE BRANDS, INC., THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, AS SYNDICATION AGENT.

To Approve the Amendment:



Institution:  Whiting Private Debt Fund L.P.
              ---------------------------------

         by   /s/ Kevin J. Cunley
              ---------------------------------
              Name:    Kevin J. Cunley
              Title:   Authorized Signatory